EXHIBIT 10.4


                   THIRD AMENDMENT TO CREDIT AGREEMENT


     This Third Amendment to Credit Agreement (this "Amendment"), dated as of March 31, 1999, is entered into among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the "Borrower"), the Lenders referred to below, and UNION BANK OF CALIFORNIA, N.A., as administrative agent, arranger and syndication agent for such Lenders (the "Agent").

                                 RECITALS

     A. The Borrower, the financial institutions party thereto (the "Lenders") and the Agent previously entered into that certain Credit Agreement dated as of January 30, 1998, as amended by a First Amendment to Credit Agreement dated as of February 26, 1998 and a Second Amendment to Credit Agreement dated as of October 30, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

     B. The Borrower has requested that the Lenders and the Agent amend the Credit Agreement to permit certain additional investments. The Lenders and the Agent have agreed to such changes, subject to the terms and conditions set forth herein.

     Accordingly, the parties hereto agree as follows:

                                 AGREEMENT

     Section 1. Amendment to the Credit Agreement. The Credit Agreement shall be amended as follows:

     (a) Section 6.23 of the Credit Agreement is, effective as of the date first set forth above, amended in its entirety to read as follows:

          "6.23 Loans, Advances and Guaranties. The Borrower will not, and will not permit any Subsidiary to, except in the ordinary course of business as currently conducted and subject to Section 6.28, make any loans or advances, become a guarantor or surety, pledge its credit or properties in any manner or extend credit; provided that the foregoing shall not be construed as a limitation on guaranties or any Liens permitted hereunder.




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          Notwithstanding the foregoing, the Borrower may (i) make loans
     (collectively, "OHR Loans") to O'Neill Hotels and Resorts in an aggregate principal amount not to exceed $7,000,000 and (ii) make equity investments as a limited partner in Petcetera L.P.; provided that the aggregate principal amount of OHR Loans (less any prepayments of interest) plus the amount of any equity investments under clause
     (ii) shall not exceed an aggregate amount of $14,000,000 at any time."

     Section 2. Conditions Precedent to Effectiveness of This Amendment. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, each in form and substance satisfactory to the Agent:

     (a) this Amendment executed by the Borrower, the Agent and the Required Lenders; and

     (b)  a Consent and Acknowledgement executed by each Guarantor.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders (and for the benefit of any other lender from time to time party to the Credit Agreement) as follows:

          (a) the execution, delivery and performance of this Amendment have been duly authorized and approved by all necessary action;

          (b) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

          (c) the representations and warranties contained in Article 5 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date; and

          (d) no Event of Default, and no event which, with the giving of notice or lapse of time or both, would constitute an Event of Default has occurred and is continuing.




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     Section 4.  Miscellaneous.

          (a) Except as expressly set forth herein, all provisions of the Credit Agreement and the other Loan Documents shall continue in full force and effect except that each reference to "the Credit Agreement" or words of like import in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

          (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          (c) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of California.





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	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.



                              PETCO ANIMAL SUPPLIES, INC.



                              By: /s/ James M. Myers
                                 -----------------------------------
                              Name: James M. Myers
                                    --------------------------------
                              Title: Senior Vice President and
                                     -------------------------------
                                       Chief Financial Officer




                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent and as a Lender


                              By: /s/ Myra Juetten
                                 -----------------------------------
                              Name: Myra Juetten
                                    --------------------------------
                              Title: Vice President
                                     -------------------------------



                              U.S. NATIONAL BANK OF OREGON



                              By: /s/ Janet Jordan
                                 -----------------------------------
                              Name: Janet Jordan
                                    --------------------------------
                              Title: Vice President
                                     -------------------------------



                              LASALLE NATIONAL BANK



                              By: /s/ Carol Morse
                                 -----------------------------------
                              Name: Carol Morse
                                    --------------------------------
                              Title: First Vice President
                                     -------------------------------



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                              CREDIT LYONNAIS LOS ANGELES BRANCH



                              By: /s/ Dianne M. Scott
                                 -----------------------------------
                              Name: Dianne M. Scott
                                    --------------------------------
                              Title: First Vice President and Manager
                                     -------------------------------



                              PACIFIC CENTURY BANK, N.A. (formerly known as California United Bank)



                              By: /s/ Bill Phillips
                                 -----------------------------------
                              Name: Bill Phillips
                                    --------------------------------
                              Title: AVP
                                     -------------------------------




                              CALIFORNIA BANK AND TRUST (formerly known as
                              Sumitomo Bank of California)


                              By:
                                 -----------------------------------
                              Name:
                                    --------------------------------
                              Title:
                                     -------------------------------